FOR IMMEDIATE RELEASE                                      CONTACT: Jane Powell
                                                            (713) 974-9300

                    SOUTHWEST BANCORPORATION OF TEXAS REPORTS

                           ANNUAL OPERATING EPS UP 19%

         HOUSTON (January 19, 1999) -- Southwest Bancorporation of Texas, Inc. (NASDAQ: SWBT) had a fourth quarter net income of $6.0 million or $0.25 per diluted share compared to $5.1 million or $0.21 per diluted share for the same period in 1997. Net income per share was up 18 percent on a net income increase of 18 percent.

         "Nineteen ninety-eight was another great year for Southwest Bank. Average loans grew $281 million or 33 percent; average deposits were up $342 million or 29 percent; and non-interest income increased 49 percent. Most importantly, we continued to move market share due to the outstanding service we provide our customers," according to Paul B. Murphy, Jr., president.

         For the twelve months ended December 31, 1998, net income increased 24 percent to $22.5 million from $18.1 million (excluding 1997 merger related expenses) for the same period in 1997. Earnings per diluted share increased 19 percent to $0.93 for the year ended December 31, 1998 from $0.78 (excluding 1997 merger related expenses) for the same period in 1997. These changes resulted in a return on average assets (ROA) of 1.19 percent and return on average common shareholders' equity (ROE) of 17.46 percent for the year ended December 31, 1998, compared with an ROA and ROE (both excluding 1997 merger related expenses) of 1.24 percent and 17.75 percent, respectively in 1997.

         For the three months ended December 31, 1998, ROA was 1.15 percent, and ROE was 17.02 percent. During the same time period in 1997 the ROA and ROE were
1.20 percent and 17.99 percent, respectively.

                              FINANCIAL HIGHLIGHTS

         Net interest income for the quarter increased $3.8 million or 21 percent, to $21.7 million. This increase is primarily attributable to a 22 percent growth in average earning assets which was partially offset by a four basis point decrease in the net interest margin to 4.52 percent.

         Non-interest income increased 55 percent for the quarter due primarily to significant increases from gains on sales of securities, up $235,000, and a $390,000 increase, or 24 percent, in service charges on deposit accounts. Additionally, non-interest income reflects $550,000 of fee income from factoring resulting from an acquisition in the first quarter of 1998.

         Non-interest expenses increased $3.9 million to $15.7 million for the three months ended December 31, 1998, an increase of 33 percent. This increase was due primarily to expenses related to maintaining the company's growth such as additional staff, occupancy expense and depreciation on new technology throughout the organization. The efficiency ratio for the twelve months ended December 31, 1998 was 59.97 percent compared to 60.06 percent (57.32 percent excluding merger related expenses) for the same period in 1997.

         Total assets at December 31, 1998, were $2.21 billion, an increase of $398 million or 22 percent, up from $1.81 billion at December 31, 1997. Deposits experienced similar growth, increasing to $1.73 billion at December 31, 1998, up from $1.51 billion at December 31, 1997, an increase of $217 million or 14 percent. This increase was driven primarily by commercial accounts moving to SWBT due to its reputation as a technology and customer service leader, according to Murphy.

                  Loans at December 31, 1998 were $1.34 billion, an increase of $353 million or 36 percent, up from $986.2 million on December 31, 1997. Consistent with the company's historically strong rate of growth, this increase is the result of the company's style of relationship banking featuring professional, attentive and responsive service to customers' needs. At December 31, 1998, non-performing assets (nonaccrual loans, accruing loans 90 days or more past due and ORE) to total loans and other real estate stood at 0.21 percent while net charge offs to average loans for the year ended December 31, 1998 were 0.08 percent.
According to Murphy, "the slowdowns in the energy industry caused by declining oil and gas prices will materially affect the oil and gas sector of the Houston economy and present some challenges in 1999. The bank's loan portfolio is diverse, with approximately 11 percent oil and gas related.
Other major sectors of the Houston economy continue to reflect an overall healthy environment."

         Southwest Bancorporation of Texas, with $2.21 billion in assets, is the largest independent bank-holding company headquartered in Houston. It is a one-bank holding company, which focuses on private and middle-market relationship banking. The bank has 17 full-service branches located throughout the Houston metropolitan area and is scheduled to open an additional branch in North Houston during the first quarter of 1999.


                                      # # #


         Media Contact:                          Investor Contact:
         --------------                          -----------------

         Jane Powell                             John McWhorter, SVP/Controller

         Powell Public Relations                 Southwest Bank of Texas

         (713) 974-9300                          (713) 235-8808

         powellpr@pdq.net                        jmcwhorter@swbanktx.com
         ----------------                        -----------------------

SOUTHWEST BANCORPORATION OF TEXAS, INC.
CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

                                                                 4Q-98        4Q-97      % CHANGE    YTD 98       YTD 97    % CHANGE
                                                               ----------   ----------   --------  ----------   ----------  --------
PERIOD END BALANCES                                                                ($ in 000's except per share info)
   Investment securities                                       $  647,462   $  555,398     16.6%
   Total loans                                                  1,339,158      986,150     35.8%
   Securities purchased under resale agreements                    25,000      122,000    -79.5%
   Fed funds sold and other earning assets                          2,535       10,616    -76.1%
                                                               ----------   ----------
      TOTAL EARNING ASSETS                                      2,014,155    1,674,164     20.3%
                                                               ----------   ----------
   Allowance for loan losses                                      (13,281)     (10,335)    28.5%
   Cash and due from banks                                        119,916      104,363     14.9%
   Other assets                                                    84,731       39,412    115.0%
                                                               ----------   ----------
      TOTAL ASSETS                                             $2,205,521   $1,807,604     22.0%
                                                               ----------   ----------
                                                               ----------   ----------

   Noninterest-bearing demand deposits                         $  539,922   $  492,843      9.6%
   Interest-bearing demand deposits                                65,933       58,915     11.9%
   Savings deposits                                               723,321      595,455     21.5%
   Time deposits                                                  400,210      365,128      9.6%
                                                               ----------   ----------
      Total deposits                                            1,729,386    1,512,341     14.4%
   Fed funds purchased and other interest-bearing liabilities     320,084      173,075     84.9%

   Other liabilities                                               12,317        7,353     67.5%
   Shareholders' equity                                           143,734      114,835     25.2%
                                                               ----------   ----------
      TOTAL LIABILITIES AND EQUITY                             $2,205,521   $1,807,604     22.0%
                                                               ----------   ----------
                                                               ----------   ----------
INCOME STATEMENT DATA
   Interest and fees on loans                                  $   27,057   $   21,902     23.5%   $  101,200   $   78,509     28.9%
   Interest on securities                                           9,228        7,171     28.7%       32,804       24,908     31.7%
   Interest on fed funds sold and other earning assets                657        2,116    -69.0%        5,140        5,515     -6.8%
                                                               ----------   ----------             ----------   ----------
      TOTAL INTEREST INCOME                                        36,942       31,189     18.4%      139,144      108,932     27.7%
                                                               ----------   ----------             ----------   ----------
   Interest on deposits                                            12,477       11,359      9.8%       48,675       38,421     26.7%
   Interest on fed funds purchased and other borrowings             2,811        1,995     40.9%       10,175        7,308     39.2%
                                                               ----------   ----------             ----------   ----------
      TOTAL INTEREST EXPENSE                                       15,288       13,354     14.5%       58,850       45,729     28.7%
                                                               ----------   ----------             ----------   ----------
      NET INTEREST INCOME                                          21,654       17,835     21.4%       80,294       63,203     27.0%
   Provision for loan losses                                        1,200        1,150      4.3%        3,900        3,886      0.4%
                                                               ----------   ----------             ----------   ----------
      NET INTEREST INCOME AFTER PROVISION                          20,454       16,685     22.6%       76,394       59,317     28.8%
                                                               ----------   ----------             ----------   ----------
   Service charges on deposit accounts                              2,039        1,649     23.7%        7,708        6,025     27.9%
   Other fee income                                                 1,822        1,012     80.0%        6,745        3,535     90.8%
   Other income                                                       424          250     69.6%          885          515     71.8%
   Gains on sales of securities                                       247           12   1958.3%          463          498     -7.0%
                                                               ----------   ----------             ----------   ----------
      TOTAL NONINTEREST INCOME                                      4,532        2,923     55.0%       15,801       10,573     49.4%
                                                               ----------   ----------             ----------   ----------
   Salaries and benefits                                            9,539        7,115     34.1%       34,900       24,950     39.9%
   Net occupancy expenses                                           2,365        1,857     27.4%        8,963        6,814     31.5%
   Merger-related expenses and other                                  -          -          0.0%           67        2,011    -96.7%
   Other expenses                                                   3,820        2,860     33.6%       13,417       10,238     31.1%
                                                               ----------   ----------             ----------   ----------
      TOTAL NONINTEREST EXPENSES                                   15,724       11,832     32.9%       57,347       44,013     30.3%
                                                               ----------   ----------             ----------   ----------
      INCOME BEFORE INCOME TAXES                                    9,262        7,776     19.1%       34,848       25,877     34.7%
   Provision for income taxes                                       3,297        2,721     21.2%       12,378        9,072     36.4%
                                                               ----------   ----------             ----------   ----------
      Net income before bank preferred stock dividend               5,965        5,055     18.0%       22,470       16,805     33.7%
   Bank preferred stock dividend                                      -          -          0.0%          -             36   -100.0%
                                                               ----------   ----------             ----------   ----------
      NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS (1)         $    5,965   $    5,055     18.0%   $   22,470   $   16,769     34.0%
                                                               ----------   ----------             ----------   ----------
                                                               ----------   ----------             ----------   ----------
      BASIC EARNINGS PER COMMON SHARE                          $     0.26   $     0.23     13.0%   $     0.97   $     0.77     27.1%
                                                               ----------   ----------             ----------   ----------
                                                               ----------   ----------             ----------   ----------
      DILUTED EARNINGS PER COMMON SHARE                        $     0.25   $     0.21     18.0%   $     0.93   $     0.72     28.5%
                                                               ----------   ----------             ----------   ----------
                                                               ----------   ----------             ----------   ----------
      PERIOD END # OF SHARES OUTSTANDING                           23,353       22,371      4.4%       23,353       22,371      4.4%
      WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)            24,273       23,688      2.5%       24,230       23,243      4.2%


(1) Excluding merger-related expenses, net income available to common shareholders would have been $18,066 or $0.78 per diluted common share for the twelve months ended December 31, 1997.

                                                                 4Q-98        4Q-97      % CHANGE    YTD 98       YTD 97    % CHANGE
                                                               ----------   ----------   --------  ----------   ----------  --------
NONPERFORMING ASSETS                                                               ($ in 000's except per share info)
   Nonaccrual loans                                            $    1,616   $    2,724     -40.7%
   Accruing loans 90 or more days past due                            681          383      77.8%
   Restructured loans                                                 -            -         0.0%
   ORE and OLRA                                                       464          546     -15.0%
                                                               ----------   ----------
      Total nonperforming assets                               $    2,761   $    3,653     -24.4%
                                                               ----------   ----------
                                                               ----------   ----------
CHANGES IN ALLOWANCE FOR LOAN LOSSES
   Allowance for loan losses - beginning of period             $   12,142   $    9,389      29.3%  $   10,335   $    7,400     39.7%
   Provision for loan losses                                        1,200        1,150       4.3%       3,900        3,886      0.4%
   Charge-offs                                                        (97)        (225)    -56.9%      (1,087)      (1,078)     0.8%
   Recoveries                                                          36           21      71.4%         133          127      4.7%
                                                               ----------   ----------             ----------   ----------
   Allowance for loan losses - end of period                   $   13,281   $   10,335      28.5%  $   13,281   $   10,335     28.5%
                                                               ----------   ----------             ----------   ----------
                                                               ----------   ----------             ----------   ----------
RATIOS
   Return on average assets (2)                                     1.15%        1.20%                  1.19%        1.15%
   Return on average common equity (2)                             17.02%       17.99%                 17.46%       16.46%
   Leverage ratio                                                   6.75%        6.70%
   Yield on earning assets                                         7.72%        7.97%                  7.91%        8.05%
   Cost of funds with demand accounts                               3.19%        3.42%                  3.36%        3.39%
   Net interest margin                                              4.52%        4.56%                  4.57%        4.67%
   Efficiency ratio (2)                                            60.62%       57.03%                 59.97%       60.06%
   Noninterest expense to average earning assets (2)                3.28%        3.02%                  3.26%        3.25%
   Nonperforming assets to loans and other real estate              0.21%        0.37%
   Net charge-offs (recoveries) to average loans                    0.02%        0.09%                  0.08%        0.11%
   Allowance for loan losses to total loans                         0.99%        1.05%
   Allowance for loan losses to nonperforming loans               578.19%      332.64%

COMMON STOCK PERFORMANCE
   Market value of stock - Close                               $   17.875   $   15.563             $   17.875   $   15.563
   Market value of stock - High                                $   18.500   $   16.313             $   21.594   $   16.313
   Market value of stock - Low                                 $   10.000   $   13.500             $   10.000   $    8.313
   Book value of stock                                         $     6.15   $     5.13             $     6.15   $     5.13
   Market/book value of stock                                        291%         303%                   291%         303%
   Price/earnings ratio                                                19           22                     19           22

OTHER DATA
   EOP Employees - full time equivalent                               702          559      25.6%

BALANCE SHEET AVERAGES
   Investment securities                                       $  599,927   $  458,469      30.9%  $  530,131   $  400,748     32.3%
   Total loans                                                  1,247,340      942,573      32.3%   1,134,656      853,829     32.9%
   Securities purchased under resale agreements                    31,870      106,427     -70.1%      57,430       57,902     -0.8%
   Fed funds sold and other earning assets                         20,524       44,848     -54.2%      36,617       41,376    -11.5%
                                                               ----------   ----------             ----------   ----------
      TOTAL EARNING ASSETS                                      1,899,661    1,552,317      22.4%   1,758,834    1,353,855     29.9%
                                                               ----------   ----------             ----------   ----------
   Allowance for loan losses                                      (12,690)      (9,963)     27.4%     (11,704)      (8,654)    35.2%
   Cash and due from banks                                         87,227       87,584      -0.4%      86,150       77,326     11.4%
   Other assets                                                    78,771       35,910     119.4%      56,795       33,957     67.3%
                                                               ----------   ----------             ----------   ----------
      TOTAL ASSETS                                             $2,052,969   $1,665,848      23.2%  $1,890,075   $1,456,484     29.8%
                                                               ----------   ----------             ----------   ----------
                                                               ----------   ----------             ----------   ----------
   Noninterest-bearing deposits                                $  481,999   $  413,266      16.6%  $  444,961   $  357,697     24.4%
   Interest-bearing demand deposits                                15,185       29,722     -48.9%      20,621       36,768    -43.9%
   Savings deposits                                               761,247      582,352      30.7%     714,637      511,898     39.6%
   Time deposits                                                  401,362      366,773       9.4%     365,021      296,416     23.1%
                                                               ----------   ----------             ----------   ----------
      Total deposits                                            1,659,793    1,392,113      19.2%   1,545,240    1,202,779     28.5%
   Fed funds purchased and other interest-bearing liabilities     241,505      155,162      55.6%     208,288      144,881     43.8%
   Other liabilities                                               12,593        7,096      77.5%       7,852        6,964     12.8%
   Shareholders' equity                                           139,078      111,477      24.8%     128,695      101,860     26.3%
                                                               ----------   ----------             ----------   ----------
      TOTAL LIABILITIES AND EQUITY                             $2,052,969   $1,665,848      23.2%  $1,890,075   $1,456,484     29.8%
                                                               ----------   ----------             ----------   ----------
                                                               ----------   ----------             ----------   ----------

(2) Excluding merger-related expenses, ROA, ROE, Efficiency ratio and NIE to Average Earning Assets would have been 1.24%, 17.75%, 57.32% and 3.10% respectively for the twelve months ended December 31, 1997.